NEWS RELEASE

TEAM, INC. NAMES MICHAEL J. CALIEL AS EXECUTIVE CHAIRMAN

SUGAR LAND, TX – November 7, 2023 – Team, Inc. (NYSE: TISI) (“TEAM” or the “Company”), a global, leading provider of specialty industrial services offering clients access to a full suite of conventional, specialized, and proprietary mechanical, heat-treating, and inspection services, announced today that the Board of Directors has named Michael J. Caliel to the newly-created position of Executive Chairman of TEAM. Mr. Caliel has served as Team’s non-executive Chairman since March 21, 2022. As Executive Chairman, Mr. Caliel will focus on TEAM’s long-term corporate strategy development, including growth opportunities, profit improvement and strategic alternatives to enhance the Company’s enterprise value. Mr. Caliel will also support and advise the management team incorporating longer term objectives with the day-to-day management of the business. Keith Tucker will continue to capably serve as TEAM’s Chief Executive Officer, leading the execution of the Company’s corporate strategies and managing all business operations.

Executive Chairman Michael Caliel commented, “Under Keith’s leadership, TEAM has made tremendous progress strengthening its culture, improving the Company’s financial and operational performance and establishing a solid foundation for future growth. Keith, along with his leadership team, has established a renewed passion for engaging with customers and empowering employees. The Board has confidence in Keith and continues to believe that his operational acumen and leadership will help lead TEAM to continued success. As Executive Chair, I will provide additional support to Keith and his management team as we refine and implement our long-term strategic plans and optimize our global portfolio of businesses in order to unlock the intrinsic value of TEAM.”

Chief Executive Officer Keith Tucker said, “Over the past 18 months, with the ongoing support of our talented team of dedicated employees and our Board, we have delivered improving financial and operational results. TEAM has implemented a series of initiatives that have reduced costs, increased margins, and successfully refinanced our long-term debt. We are excited about the future and we are fortunate to have the benefit of Mike’s expertise in the industrial services sector as we continue to enhance and execute our long-term commercial and strategic vision for the Company.”

Michael J. Caliel is an accomplished Chief Executive Officer and Director with more than four decades of public company experience in the industrial, energy and infrastructure industries. He has extensive knowledge of, and experience in, public company governance, strategy development, mergers and acquisitions, international operations, and finance.

Mr. Caliel is a non-executive Director of Orion Group Holdings (NASDAQ: ORN), a leading specialty construction company, where he serves as a member of the Audit Committee and the Compensation Committee. From 2019 until it was acquired in 2022, Mr. Caliel served as Board Chair and a member of the Compensation Committee for PLH Group, a leading full-service construction and specialty contractor serving the electric power and pipeline markets. In addition, Mr. Caliel previously served as lead operating director at DBi Services, a leading asset management and infrastructure services company, and as an independent director at FCX Performance, a leading process flow control provider.

The National Association of Corporate Directors has designated Mr. Caliel as NACD Directorship Certified and previously as a Governance Fellow.

About Team, Inc.

Headquartered in Sugar Land, Texas, Team, Inc. (NYSE: TISI) is a global, leading provider of specialty industrial services offering clients access to a full suite of conventional, specialized, and proprietary mechanical, heat-treating, and inspection services. We deploy conventional to highly specialized inspection, condition assessment, maintenance, and repair services that result in greater safety, reliability, and operational efficiency for our client’s most critical assets. Through locations in more than 20 countries, we unite the delivery of technological innovation with over a century of progressive, yet proven integrity and reliability management expertise to fuel a better tomorrow. For more information, please visit www.teaminc.com.

Certain forward-looking information contained herein is being provided in accordance with the provisions of the Private Securities Litigation Reform Act of 1995. We have made reasonable efforts to ensure that the information, assumptions, and beliefs upon which this forward-looking information is based are current, reasonable, and complete. However, such forward-looking statements involve estimates, assumptions, judgments, and uncertainties. They include but are not limited to statements regarding the Company’s financial prospects and the implementation of cost saving measures. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Although it is not possible to identify all of these factors, they include, among others, the Company’s ability to continue as a going concern; the Company’s ability to execute on its cost management actions; the Company’s ability to generate sufficient cash from operations, access its credit facility, or maintain its compliance with covenants under its credit facility and credit agreement; the Company’s ability to manage inflationary pressures on its operating costs; the Company’s ability to successfully divest assets on terms that are favorable to the Company; the Company’s ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; the impact to the Company’s business, financial condition, results of operations and cash flows due to negative market conditions, including from the lingering impact of widespread public health crises, epidemics and pandemics, threats of domestic and global economic recession and future economic uncertainties, particularly in industries in which we are heavily dependent; seasonal and other variation, such as severe weather conditions (including conditions influenced by climate change) and the nature of the Company’s clients’ industry; the Company’s ability to expand into new markets (including low carbon energy transition) and attract clients in new industries may be limited due to its competition’s breadth of service offerings and intellectual property; the Company’s significant debt and high leverage which could have a negative impact on its financing options, liquidity position and ability to manage increases in interest rates; the timing of new client contracts and termination of existing contracts may result in unpredictable fluctuations in the Company’s cash flows and financial results; the risk of non-payment and/or delays in payment of receivables from the Company’s clients; the Company may not be able to continue to meet the New York Stock Exchange’s (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company’s common stock, which could negatively affect the Company, the price of the Company’s common stock and its shareholders’ ability to sell the Company’s common stock; the Company’s financial forecasts are based upon estimates and assumptions that may materially differ from actual results; the Company may incur liabilities and suffer negative financial or reputational impacts relating to occupational health and safety matters; changes in laws or regulations in the local jurisdictions that the Company conducts its business; the outcome of tax examinations; changes in tax laws, and other tax matters; foreign currency exchange rate and interest rate fluctuations; the inherently uncertain outcome of current and future litigation; if the Company fails to maintain effective internal controls, it may not be able to report its financial results accurately or timely or prevent or detect fraud, which could have a material adverse effect on its business; acts of terrorism, war or political or civil unrest in the U.S. or elsewhere, changes in laws and regulations, or the imposition of economic or trade sanctions affecting international commercial transactions and such known factors as are detailed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time. Accordingly, there can be no assurance that the forward-looking information contained herein, including statement regarding the Company’s financial prospects and the implementation of cost saving measures, will occur or that objectives will be achieved. We assume no obligation to publicly update or revise any forward-looking statements made today or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise, except as may be required by law.
Contact:
Nelson M. Haight
Executive Vice President, Chief Financial Officer
(281) 388-5521